UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 9, 2012

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	000-50697	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 9, 2012, Ares Capital Corporation (the “Company”), notified the NASDAQ Global Select Market (“Nasdaq”) that, as a result of the death of its independent director Kenneth R. Heitz on July 9, 2012, the Company is no longer in compliance with NASDAQ Listing Rule 5605(b)(1) because the Company’s board of directors is not currently composed of a majority of independent directors. On July 11, 2012, the Company received notice from Nasdaq confirming that, as a result of Mr. Heitz’s death, the Company is not in compliance with NASDAQ Listing Rule 5605(b)(1) and that pursuant to NASDAQ Listing Rule 5605(b)(1)(A), the Company has until the earlier of its next annual stockholder meeting and July 9, 2013 to regain compliance; provided that if the Company’s next annual stockholder meeting is held before January 7, 2013, the Company has until January 7, 2013 to regain compliance. The Company expects to regain compliance within the next 60 days.

Mr. Heitz served as a member of the Company’s board of directors since 2011.  Mr. Heitz had been a Partner until his retirement on June 25th of the law firm of Irell & Manella, LLP, which he joined in 1972 except for the period from 1988 to 1991 when he left to join Columbia Savings and Loan Association, where he served as Executive Vice President and General Counsel and later as Acting President and Chief Executive Officer. Mr. Heitz also was a director of El Paso Electric Company since 1996, where he served as Chairman of its board of directors since May 2008, and was also on its External Affairs and Energy Resources and Environmental Oversight Committees. The Company is deeply saddened by Mr. Heitz’s untimely passing and extends its deepest condolences to Mr. Heitz’s family. Mr. Heitz’s seat on the board will remain vacant while the Company’s Nominating and Governance Committee considers new director candidates to recommend to the Company’s board of directors for consideration.

Forward-Looking Statements

Statements included in this Report may constitute “forward-looking statements,” which relate to future events or the Company’s future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: July 12, 2012

	By:	/s/ Michael J. Arougheti
	Name:	Michael J. Arougheti
	Title:	President